CLS HOLDINGS USA, INC.

Debenture Presentation

September 2022

Forward Information and Risk Acknowledgement

This document contains certain "forward-looking information" within the meaning of applicable Canadian securities legislation and "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995 (collectively, "forward-looking statements"). These statements relate to, among other things, our estimates regarding revenue growth and gross margin of our Nevada wholesale and retail operations; projections of financial results for our Nevada wholesale and retail operations; our debt level expectations; the performance and ramp-up in business of our new cultivation joint venture and our pre-roll division; the potential yield and revenue of our production joint venture and pre-roll division; the number of products expected to be produced each month and how long it will take the pre-roll joint venture to achieve expected monthly sales; the acceptance of our joint venture products by customers; and any other statement that may predict, forecast, indicate or imply future plans, intentions, levels of activity, results, performance or achievements, and involve known and unknown risks, uncertainties and other factors which may cause the actual plans, intentions, activities, results, performance or achievements of the Company to be materially different from any future plans, intentions, activities, results, performance or achievements expressed or implied by such forward-looking information.

With respect to the debenture amendments and stock split, these statements relate to whether debenture holders will approve the amendments to the various Canadian and U.S. convertible debentures, whether debenture holders elect to voluntarily convert additional convertible debentures and whether FINRA approves the Company's proposed stock split. Often, but not always, forward-looking information can be identified by the use of words such as "plans", "expects", "is expected", "budget", "scheduled", "estimates", "forecasts", "anticipates", "will, "projects", or "believes" or variations (including negative variations) of such words and phrases, or statements that certain actions, events, results or conditions "may", "could", "would", "might" or "will" be taken, occur or be achieved. Except for statements of historical fact, information contained herein constitutes forward-looking information.

Forward-looking information is not a guarantee of future performance and is based upon a number of estimates and assumptions of management at the date the statements are made including among other things assumptions about: completion of the proposed restructuring of the convertible debentures and stock split, favorable equity capital markets; whether our joint venture partner contributes its capital contribution; favorable operating conditions; political and regulatory stability; sustained labor stability; stability in financial and capital goods markets; favorable pricing of various cannabis products; and the level of demand for cannabis products. Although the Company considers these assumptions to be reasonable, the assumptions are inherently subject to significant business, social, economic, political, regulatory, competitive and other risks and uncertainties, contingencies and other factors that could cause actual performance, achievements, actions, events, results or conditions to be materially different from those projected in the forward-looking information. Many assumptions are based on factors and events that are not within the control of the Company and there is no assurance they will prove to be correct.

In evaluating these statements, you should carefully consider these risks and uncertainties and those described under the headings "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Factors" in the Company's most recent Annual Report on Form 10-K, which the Company has filed with the SEC and which may be viewed at http://www.sec.gov. All forward-looking statements speak only as of the date on which they are made. The Company undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement was made, except to the extent required by applicable securities laws.

Proposed Reverse Stock Split and Amendment Of Convertible Debentures
(US Convertible Debentures)

Reverse Stock Split:
Subject to FIRNA approval, CLS will effect a reverse split. CLS will affect a reverse stock split effective September 21, 2022 where every 4 shares of common stock will be exchanged for 1 share of common stock.

Amendment of Convertible Notes:

1. Conversion price on first $11,669,293 of convertible debentures plus accrued interest (which amount may be increased in the sole discretion of CLS) shall be reduced to $0.285 (post split) (approximately 40,944,888 shares) plus shares for accrued interest.

2. Conversion price on remaining $7,779,529 of convertible debentures (which amount may be adjusted in certain circumstance) shall be reduced to $0.40 (post split)(approximately 19,448,823 shares) (assuming no change in remaining convertible debentures).

3. All holders of Canadian convertible debentures shall be required to convert not less than 60% of their convertible debentures.

4. The remaining convertible debentures shall bear interest at 8% per annum, with one-half of the remaining principal due on December 31, 2023, and the remaining principal due on December 31, 2024. Interest accruing from July 1, 2022, until December 31, 2024 shall be estimated and paid as follows: one-third of the total scheduled accrued interest shall be paid on December 31, 2023, and the balance of the accrued interest shall be paid on December 31, 2024.

5. Upon conversion, a debenture holder shall receive a warrant to purchase half the number of shares as the debenture holder received upon such conversion. For example, if a debenture holder converted $1,000 worth of debentures at $0.285 (post split), the holder would receive 3,509 shares of common stock and a warrant to purchase 1,755 shares of common stock for $0.40 (post split) per share. Each warrant would have a term of 3 years.

6. The mandatory conversion threshold for the remaining convertible debentures would be reduced from $0.60 to $0.20 (pre split)($0.80 post split).

7. Provided all regulatory approvals are obtained by CLS, CLS would grant a security interest in certain select assets (such as licenses, inventory (including work in process), equipment (excluding equipment subject to leases or purchase money financing) and contract rights (excluding investments in entities other than wholly owned subsidiaries) to the holders of convertible debentures, to rank pari passu with other debtholders of CLS, which debts are currently secured or may be secured in the future.

***Subject to regulatory and debenture holder approval.**

FYE 20/21/22

FY20	FY21	FY22
$11,917,629 Revenue	$19,292,087 Revenue	$22,662,895 Revenue
50% GM	50% GM	51% GM

FYE 2023 Assumptions

Revenue: $31,200,000

Gross Margin: 55%

Potential Valuation		
	1x Revenue	**1.2x Revenue**
Revenue	$31,200,000	$37,440,000
Less: Convertible Debt	$8,000,000	$8,000,000
Outstanding Shares(4)	72,996,908	72,996,908
Price Per Share	$0.3178	$0.4033

(1) The cultivation division is anticipated to add $5M in revenue.
(2) The pre-roll division is anticipated to add $1.5M in revenue.
(3) Retail and wholesale divisions are anticipated to have a 5% growth from FYE22.
(4) Assumes conversion of 60% of all convertible debentures, excludes the conversion of accrued interest, and assumes no voluntary conversions in excess of 60%.

Fiscal Year 2023

CONFIDENTIAL

Post-Split Capitalization	
Total Authorized Shares	187,500,000
Total Issued Shares (Before Conversions) (1)	32,052,021
Shares Issued Upon Conversion Of $11,669,293 In Debt @ $0.2850 (1)	40,944,888
Total Issued Shares: 72,996,908 (5)	

Post-Split Reserved Shares	
For Warrants Issued Upon Conversion Of $11,669,293 (1)(2)(3)	20,472,444
For Conversion Of Remaining $7,779,529 In Debt @ $0.40 (1)(4)	19,448,823
For Warrants Issued Upon Conversion Of $7,779,529 (1)(4)	9,724,411
For Existing Warrants	1,986,466

Total Reserved Shares: 51,632,144

(1) Shares will be rounded up as a result of the stock split so exact number of shares issued may be higher. Number assumes that 60% of all convertible debentures are converted.
(2) Number excludes warrants issued for accrued interest.
(3) If debenture holders voluntarily convert more than the 60% mandatory conversion, this number will be higher.
(4) If debenture holders convert more than the 60% mandatory conversion, this number will be lower.
(5) Assumes conversion of 60% of all convertible debentures, excludes the conversion of accrued interest, and assumes no voluntary conversions in excess of 60%.

Assumptions: Tribal Cultivation

- 5,000lb Flower Popcorn Trim
- All Harvest Complete On September 22, 2022











CLS HOLDINGS USA, INC.

Pre-rolls

- Fully automated
- Manufacturing 100,000 1G pre-rolls per month at $2.50 wholesale







CLS HOLDINGS USA, INC.